UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report

(Date of earliest event reported):

July 23, 2013

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Fifth Avenue S.W. Olympia WA		98501
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 23, 2013, Heritage Financial Corporation (“Heritage”) issued its earnings release announcing its operating results for the second quarter June 30, 2013. A copy of the release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

ITEM 8.01 – OTHER EVENTS

On July 23, 2013, Heritage Financial Corporation (“Heritage”) issued a press release announcing a quarterly cash dividend of $0.08 and special cash dividend of $0.10. The dividends will be paid on August 15, 2013, to shareholders of record at the close of business on August 6, 2013. A copy of the release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

The following exhibit is being filed herewith and this list shall constitute the exhibit index:

99.1	Press Release dated July 23, 2013 announcing second quarter June 30, 2013 financial results and quarterly and special cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

By:	/S/ BRIAN L. VANCE
Brian L. Vance President and Chief Executive Officer

Dated: July 24, 2013